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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: July 25, 2000
                 Date of earliest event reported: July 20, 2000



                              DAVID'S BRIDAL, INC.
             (Exact name of Registrant as specified in its charter)



   Florida                           0-26079                      65-0214563
(State or other                    (Commission                  (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)



1001 Washington Street, Conshohocken, Pennsylvania                       63101
    (Address of principal executive offices)                          (Zip code)



               Registrant's telephone number, including area code:
                                 (610) 896-2111
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Item 5.   Other Events.

         On July 20, 2000, David's Bridal, Inc. (the "Company") issued a press release (the "Press Release") announcing the Company's second quarter earnings. The Press Release is attached hereto as Exhibit 1.1 and is incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.

(c) Exhibits. The following documents are filed as Exhibits.


Exhibit No.                Exhibit
-----------                -------
1.1                        Press release issued by David's Bridal, Inc. on
                           July 20, 2000.

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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             DAVID'S BRIDAL, INC.



Date:  July 25, 2000                         By:     /s/ Edward S. Wozniak
                                                     Edward S. Wozniak
                                                     Chief Financial Officer
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                                INDEX TO EXHIBITS



Exhibit No.                         Exhibit
-----------                         -------
    1.1                             Press release issued by David's Bridal, Inc.
                                    on July 20, 2000.